UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2005
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16295 (Commission File Number)	75-2759650 (IRS Employer Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas (Address of principal executive offices)	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 7.01 Regulation FD Disclosure
     On September 7, 2005, Encore Acquisition Company, a Delaware corporation (the “Company”), issued a press release announcing an increase in its 2005 production guidance to 15% growth over 2004. In addition, the Company announced that it will be presenting at the Lehman Brothers CEO Energy/Power Conference in New York City on September 8, 2005. A copy of the press release is attached as Exhibit 99.1 and is furnished herewith.
     The information being furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01      Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release Dated September 7, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: September 8, 2005	By:	/s/ Robert C. Reeves
Robert C. Reeves
Vice President, Controller and Principal Accounting Officer